LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                           AMERIHOST PROPERTIES, INC.
               PURSUANT TO THE OFFER TO PURCHASE DATED MAY 3, 1999

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, JUNE 2, 1999 UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                         HARRIS TRUST AND SAVINGS BANK:

     By Hand or Overnight Delivery:             By Facsimile Transmission
                                              (Eligible Institution Only):
                                                     (212) 701-7636
      Harris Trust and Savings Bank
        c/o Harris Trust Company             Confirm Receipt of Facsimile by
               of New York                             Telephone:
            Wall Street Plaza                        (212) 701-7624
       88 Pine Street, 19th Floor                 For Information Call:
        New York, New York 10005                     (800) 245-7630


                        By Registered or Certified Mail:


                          Harris Trust and Savings Bank
                            c/o Harris Trust Company
                                   of New York
                                  P.O. Box 1010
                               Wall Street Station
                          New York, New York 10268-1010


         DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO ANY ADDRESS OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

         THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed only if (a) certificates for Shares (as defined below) are being forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by Harris Trust and Savings Bank (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. Stockholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date (as defined below) must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase (as defined below). See Instruction 2.

         Stockholders who cannot deliver their Share certificates and any other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

--------------------------------------------------------------------------------
                  NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)
(Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       DESCRIPTION OF SHARES TENDERED (See
                              Instructions 3 and 4)
--------------------------------------------------------------------------------
                                 SHARES TENDERED
                 (ATTACHED ADDITIONAL SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------
 SHARE CERTIFICATE         TOTAL NUMBER OF SHARES               NUMBER
    NUMBER(S)*         REPRESENTED BY CERTIFICATE(S)*    OF SHARES TENDERED**
--------------------- -------------------------------- -------------------------
--------------------- -------------------------------- -------------------------

--------------------- -------------------------------- -------------------------
--------------------- -------------------------------- -------------------------

--------------------- -------------------------------- -------------------------
--------------------- -------------------------------- -------------------------

--------------------- -------------------------------- -------------------------
--------------------- -------------------------------- -------------------------

--------------------- -------------------------------- -------------------------
------------------------------------------------------ -------------------------
                          Total Shares Tendered.....................
--------------------------------------------------------------------------------
|_| Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration. (Attach additional list if necessary.)*** See Instruction 9.
     Shares:   1st: _______2nd: ________3rd: _________4th: ________5th: ________

--------------------------------------------------------------------------------
* DOES NOT need to be completed if Shares are tendered by book-entry transfer. ** If you desire to tender less than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered.
    See Instruction 4.
*** If  you do not  designate  an  order,  in the  event  less  than all  Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 9.
--------------------------------------------------------------------------------
|_| CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED. NUMBER OF SHARES REPRESENTED BY LOST OR DESTROYED CERTIFICATES: ___________. TO PROPERLY TENDER SUCH SHARES IN THIS OFFER, YOU MUST RECEIVE A REPLACEMENT CERTIFICATE FOR SUCH SHARES AND DELIVER THAT CERTIFICATE TO THE DEPOSITARY. TO RECEIVE A REPLACEMENT CERTIFICATE, CALL THE COMPANY'S TRANSFER AGENT, AFFILIATED STOCK TRANSFER COMPANY, AT 516-759-6009.

THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY:

--------------------------------------------------------------------------------
|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


         Name of Tendering Institution:  _______________________________________


         DTC Account Number: ___________________________________________________

         Transaction Code Number: ______________________________________________


|_| CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Owner(s): _______________________________________
         Date of Execution of Notice of Guaranteed Delivery: ___________________ Name of Institution that Guaranteed Delivery: _________________________

         DTC Account Number: ______________________________

         Transaction Code Number: _________________________
--------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

To Harris Trust And Savings Bank:

         The undersigned hereby tenders to Amerihost Properties, Inc., a Delaware corporation (the "Company"), the above described shares of the Company's common stock, $.005 par value per share (the "Shares"), represented by the above described certificates for Shares at a price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated May 3, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

         Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares; (ii) present certificates for such Shares for cancellation and transfer on the Company's books; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

         The undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and further represents and warrants to the Company that:

         (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that: (i) the undersigned has a "net long position" in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) such tender of Shares complies with Rule 14e-4 under the 1934 Act;

         (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

         (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby;

         (d) the undersigned has read and agrees to all of the terms of the Offer; and

         (e) the Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon terms and subject to the conditions of the Offer.

         All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. Any order (by certificate number) in which the tendered Shares must be purchased should also be indicated above. The price at which Shares are being tendered should be indicated in the boxes below.

         The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price for the Shares, such price to be not greater than $4.00 nor less than $3.375 per share, net to the seller in cash, without interest thereon (the "Purchase Price"), that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.125) specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price for the Shares that will allow it to buy 1,000,000 Shares, or such lesser number of Shares as are properly tendered, at prices not greater than $4.00 nor less than $3.375 per Share, pursuant to the Offer. The undersigned understands that (i) all Shares properly tendered at prices at or below the Purchase Price and not properly withdrawn prior to the Expiration Date will be purchased at such Purchase Price, net to the Seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and (ii) the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the applicable Purchase Price and Shares not purchased because of proration.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment less than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

IMPORTANT: STOCKHOLDERS MUST COMPLETE THE PRICE SELECTION INFORMATION FOR SHARES TENDERED.

                           PRICE SELECTION FOR SHARES
--------------------------------------------------------------------------------
                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                               (SEE INSTRUCTION 5)


================================================================================
CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES

(STOCKHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED.)
================================================================================

SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION:

|_| The undersigned wants to maximize the chance of having Amerihost Properties, Inc. purchase all Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the prices below, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch Auction tender process. This action will result in receiving a price per Share as low as $3.375 or as high as $4.00.


                                       OR



SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER:

By checking ONE of the boxes below instead of the box above, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED:

                           |_|   $3.375                       |_|  $3.75
                           |_|   $3.50                        |_|  $3.875
                           |_|   $3.625                       |_|  $4.00


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ODD LOTS
                               (SEE INSTRUCTION 8)


         To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially an aggregate of less than 100 Shares. The undersigned either (check one box):

|_| is the beneficial owner of an aggregate of less than 100 Shares, all which Shares are being tendered; or

|_|  is a broker, dealer,  commercial bank, trust company, or other nominee that
     (i) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of less than 100 Shares and is tendering all of such Shares.


            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.
--------------------------------------------------------------------------------

---------------------------------------------------------      -------------------------------------------------------
    SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS

  (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)                          (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

   To be completed ONLY if certificates                            To be completed ONLY if certificates
for Shares not tendered or not purchased                       for Shares not tendered or not purchased
and/or any check for the aggregate Purchase                    and/or any check for the Purchase Price of
Price of Shares purchased are to be issued in                  Shares purchased, issued in the name of the
the name of and sent to someone other than                     undersigned, are to be mailed to someone
the undersigned.                                               other than the undersigned or to the
                                                               undersigned at an address other than that
                                                               shown above.
Issue:
                                                               Mail:    |_|  Check to:      |_|  Certificates to:
|_|  Check to:
|_|  Certificates to:                                          Name(s):__________________________________________
                                                                                 (Please Print)
Name(s):_______________________________________________
                  (Please Print)                               Address:__________________________________________
                                                               __________________________________________________
Address:_______________________________________________        __________________________________________________
_______________________________________________________                          (Include Zip Code)
_______________________________________________________
                   (Include Zip Code)

_______________________________________________________
  (Taxpayer Identification or Social Security Number)


---------------------------------------------------------      -------------------------------------------------------


--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                      (TO BE COMPLETED BY ALL STOCKHOLDERS)
       (PLEASE ALSO COMPLETE AND RETURN THE ENCLOSED SUBSTITUTE FORM W-9)

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

>  _______________________________________________________________________  <

>  _______________________________________________________________________  <
                             SIGNATURES OF OWNER(S)

Dated:  _______________, 1999

Name(s): _____________________________________________________________________
                                 (Please Print)

Capacity (Full Title): _______________________________________________________

Address: _____________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.: _________________________________________________

Taxpayer Identification or Social Security No.: ______________________________
                                                   (See substitute Form W-9)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)
Name of Firm: ________________________________________________________________

Authorized Signature: ________________________________________________________

Name: ________________________________________________________________________
                                 (Please Print)

Title: _______________________________________________________________________

Address: _____________________________________________________________________
                               (Include Zip Code)
Area Code and Telephone Number: ______________________________________________

Dated: ___________________, 1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including commercial banks, savings and loan associations, and brokerage houses) that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Agreement") (an "Eligible Institution") unless:
(i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein; or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instructions 6 and 10.

         2.  DELIVERY  OF LETTER OF  TRANSMITTAL  AND  CERTIFICATES;  GUARANTEED
DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. The Depositary must receive (a) a properly completed and duly executed Letter of Transmittal or a facsimile thereof in accordance with the instructions of the Letter of Transmittal, including any required signature guarantees, certificates, and any other documents required by the Letter of Transmittal, on or prior to the Expiration Date at one of its addresses set forth on the back cover of the Offer to Purchase, (b) such Shares delivered pursuant to the procedures for book-entry transfer described in Section 3 of the Offer to Purchase (and a confirmation of such delivery is received by the Depositary, including an Agent's Message, if the tendering stockholder has not delivered a Letter of Transmittal) or (c) such Shares validly tendered through the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP"), prior to the Expiration Date. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by the Depositary and forming a part of the Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If certificates are to be forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

                  Participants in the Book-Entry Transfer Facility may tender their Shares in accordance with ATOP, to the extent it is available to such participants for the Shares they wish to tender. A stockholder tendering through ATOP must expressly acknowledge that the stockholder has reviewed and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such stockholder.

                  Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (c) certificates for all physically delivered Shares in proper form for transfer by delivery, or in the case of Shares by confirmation of a book-entry transfer, into Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of book-entry transfer an Agent's Message or, in the case of a tender through ATOP, the specified acknowledgment), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

                  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

                  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

                  The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         3. INADEQUATE SPACE. If the space provided in the boxes captioned "Description of Shares Tendered" is inadequate, then the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If less than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares

(including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates(s) listed and delivered to the Depositary will be deemed to have been tendered.

         5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the stockholder MUST check either the box under "Shares Tendered at Price Determined by Dutch Auction" or one of the boxes under "Shares Tendered at Price Determined by Stockholder," indicating the price per Share at which he or she is tendering Shares all under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal (the "Price Selection"). TO PROPERLY TENDER SHARES, A STOCKHOLDER MUST COMPLETE THE PRICE SELECTION. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THEN THERE IS NO PROPER TENDER OF SHARES. A STOCKHOLDER WISHING TO TENDER PORTIONS OF HIS OR HER SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL (AND, IF APPLICABLE, A SEPARATE NOTICE OF GUARANTEED DELIVERY) FOR EACH PRICE AT WHICH HE OR SHE WISHES TO TENDER EACH SUCH PORTION OF HIS OR HER SHARES. THE SAME SHARES CANNOT BE TENDERED (UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE) AT MORE THAN ONE PRICE.

         6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

                  (a) If this Letter if Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

                  (b) If any tendered Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

                  (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

                  (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to the made or the certificate(s) for the Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

                  (e) If this Letter of Transmittal or any certificate(s) or stock powers(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act.

         7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

                  (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

                  (b) certificates not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

                  (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted. See Section 5 of the Offer to Purchase.

         8. ODD LOTS. As described in Section 2 of the Offer to Purchase, if the Company is to purchase less than all Shares tendered before the Expiration Date and not properly withdrawn, then the Shares purchased first will consist of all Shares tendered by any stockholders who owns of record or own beneficially an aggregate of less than 100 Shares, and who tenders all of his or her Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

         9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the Federal income tax treatment of the Purchase Price for the Shares purchased. If you do not designate an order, in the event that less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Sections 1, 3 and 14 of the Offer to Purchase.

         10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any certificates not tendered or not accepted for purchase are to be returned to, a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be mailed to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility.

         11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor the Depositary, or any other person, is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

         12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Company at its address and telephone number set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

         13. FORM W-9 AND FORM W-8. Under the federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides his or her taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary.

         14. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is a stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof or (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., Form 1001 or Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign stockholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

         15. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost or destroyed, the stockholder should promptly notify the Depositary of the number of Shares represented by the certificate so lost or destroyed. To properly tender such Shares in this Offer, you must receive a replacement certificate for such Shares and deliver that certificate to the Depositary. To receive a replacement certificate, call the Company's transfer agent, Affiliated Stock Transfer Company, at 516-759-6009. This Letter of Transmittal and related documents cannot be processed until the transfer agent's procedures for replacing lost or destroyed certificates have been followed. Please allow at least ten to fourteen business days to complete such procedures.


----------------------------------------------------------------------------------------------------------------------
                   PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK
----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                    PART 1- Taxpayer  Identification  Number--for all
FORM W-9                      accounts, enter taxpayer identification number in           TIN:____________________
                              the box at right and  certify by  signing  and dating           Social Security Number
                              below.                                                               or Employer
Department of the Treasury,                                                                   Identification Number
Internal Revenue Service                                                                      (If awaiting TIN, write
                                                                                                  "Applied For")


                               Note:  If the  account is in more than one name,  see
                               the chart in the  enclosed  Guidelines  to  determine
                               which number to give the payer.
                               ---------------------------------------------------------------------------------------
                               PART 2--For payees exempt from backup withholding, please write
PAYER'S REQUEST FOR            TAXPAYER "EXEMPT" here (see the enclosed Guidelines):
IDENTIFICATION NUMBER ("TIN")
----------------------------------------------------------------------------------------------------------------------
PART 3--Certification--UNDER  PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct
TIN (or I am waiting for a TIN to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from withholding,  or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends,  or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification  Instructions--You  must cross out item (2) above if you have been  notified  by the IRS that you are currently subject to backup withholding because of underreporting  interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup  withholding.  (Also see instructions in the enclosed Guidelines.)
----------------------------------------------------------------------------------------------------------------------

SIGNATURE: _____________________________________________               DATE:    _____________________________________

----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE WAITING (OR SOON WILL APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld; but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

       _____________________________________     _______________________________
                  Signature                                 Date

Name:  _________________________________________________________________________
                                 (Please Print)


Address:  ______________________________________________________________________
                               (Include Zip Code)
--------------------------------------------------------------------------------